                                                                   Exhibit 10.13

                            GLOBE MANUFACTURING CO.

                           MANAGEMENT INCENTIVE PLAN

                            (Adopted April 1, 1993)


1.   Purpose.

     The purpose of this plan (the "Plan") is to secure for Globe Manufacturing Co. (the "Company") and its stockholders the benefits arising from capital stock ownership by key employees and officers of the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.   Type of Options and Administration.

     (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-qualified options which are not intended to meet the requirements of
Section 422 of the Code. Of the options to be granted by the Board of Directors, it is anticipated that approximately one half will be service options which will become exercisable based on the length of service to the Company of the optionee ("Service Options") and approximately one half will be performance options which will become exercisable based on the financial performance of the Company ("Performance Options"). However, the Board of Directors of the Company shall be authorized to grant options on other terms and conditions in its discretion.

     (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Class B Common Stock, par value $.01 per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

3.   Eligibility.

     Options may be granted to persons who are, at the time of grant, employees or officers of the Company; provided, that Incentive Stock Options may be granted only to persons who are eligible to receive such options under Section 422 of the Code. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of Section 11(b) are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

4.   Stock Subject to Plan.

     Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 102,570 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; provided, that in no event shall total number of shares issued pursuant to the exercise of Incentive Stock Options under the Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan.

5.   Forms of Option.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Each option agreement shall specifically state whether the options granted thereby are intended to be Incentive Stock Options or non-qualified options. Such option agreements may differ among recipients. Service Options shall be granted pursuant to a Service Option Agreement substantially in the form attached hereto as Exhibit A and the Performance Options shall be granted pursuant to a Performance Option Agreement substantially in the form attached hereto as Exhibit B.

6.   Purchase Price.

     (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that (i) in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in
Section 11(b), and (ii) in the case of a non-qualified option, the exercise price shall not be less than $1.00.

     (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

7.   Option Period

     Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, except that (i) in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted, (ii) in the case of an Incentive Stock Option described in Section 11(b), such date shall not be later than five years after the date on which the option is granted and (iii) in all cases, options shall be subject to earlier termination as provided in the Plan.

8.   Exercise of Options.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.   Transferability of Options.

     Options granted under the Plan shall be assignable or transferable in accordance with the provisions of the option agreement covering such grant.

10.  Effect of Termination of Employment or Other Relationship.

     Except as provided in Section 11(d) with respect to Incentive Stock Options, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

11.  Incentive Stock Options.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

     (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-qualified option under the Plan;

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          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

     For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.  Additional Provisions.

     (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any option agreement covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code.

13.  General Restrictions

     (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

     (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law; or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of , or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.  Rights as a Stockholder

     The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Adjustment Provisions for Recapitalizations and Related Transactions

     (a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number of kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

     (b) Board Authority to Make Adjustments.  Any adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.  Merger, Consolidation, Asset Sale, Liquidation, etc.

     (a) General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 425 (a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) in exchange for the termination of such options and
(iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

     (b) Substitute Options. Subject to the maximum number of shares of Common Stock issuable under the Plan, the Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, or property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.  No Special Employment Rights

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18.  Other Employee Benefits.

     Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.  Amendment of the Plan.

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

20.  Withholding.

     The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21.  Cancellation and New Grant of Options, Etc.

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22.  Effective date and Duration of the Plan.

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all share available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to options which are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under
(i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23.  Provision for Foreign Participants.

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.



                  Adopted by Board of Directors: April 1, 1993

                                                                       Exhibit A


                            GLOBE MANUFACTURING CO.

                            Service Option Agreement
                                   under the
                           Management Incentive Plan

     1. Grant of Option. Globe Manufacturing co., a Massachusetts corporation (the "Company"), hereby grants to ________________________ (the "Optionee") an option, pursuant to the Company's Management Incentive Plan (the "Plan"), to purchase an aggregate of ________ shares of Class B Common Stock, par value $.01 per share ("Common Stock"), of the Company at a purchase price of $1.00 per share, purchasable as set forth in, and subject to the terms and conditions of, this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(3) and 424(f) of the Internal Revenue Code of 986, as amended or replaced from time to time (the "Code").

     2. Non-Qualified Stock Option. This option is not intended to qualify as an incentive stock option under Section 422 of the Code.

     3.  Exercise of Option and Provisions for Termination.

          3.1  Vesting Schedule.  Subject to the last sentence of this Section
3.1 and except as otherwise provided in this Agreement, this option may be exercised in installments as to not more than the number of shares and during the respective installment periods set forth in the table below.

                                            Percentage of Shares as to
             Exercise Period                which Option is Exercisable
             ---------------                ---------------------------
     Prior to _________________, 1994                   -0-

     On or after ______________, 1994                   20%
     But prior to ______________, 1995

     On or after ______________, 1995                   40%
     But prior to ______________, 1996

     On or after ______________, 1996                   60%
     But prior to ______________, 1997

     On or after ______________, 1997                   80%
     But prior to ______________, 1998

     On or after ______________, 1998                  100%

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the termination of this option. Notwithstanding any provision to the contrary herein, this option may be exercised only if, on the date of exercise of this option, the Fair Value (as defined in Section 6.5(a) below) per share of Common Stock is equal to or greater than $60.00 (as appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holders of Common Stock).

          3.2 Exercise Procedure. Subject to the conditions set forth in this Agreement, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than one hundred whole shares.

          3.3 Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee or officer of the Company (an "Eligible Optionee").

          3.4 Discharge for Cause. If the Optionee ceases his or her relationship with the Company because such relationship is terminated by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation. "Cause" may exist upon the Optionee's (i) continued willful failure to perform the duties of his or her employment in any material respect, (ii) malfeasance or gross negligence in the performance of his or her duties with respect to the Company, (iii) conviction for a felony under the laws of the United States or any state thereof or (iv) intentional disclosure of confidential information concerning the Company's business to any individual or entity not entitled to such information, as determined by the Company, which determination shall be conclusive.

          3.5 Retirement from the Company. If the Optionee ceases his or her relationship with the Company as a result of his or her retirement (as determined in good faith by the Board of Directors), then, except as provided in
Section 3.8 below, the right to exercise this option shall terminate upon the earlier of (i) three years after such cessation and (ii) the day the Optionee ends his or her retirement (as determined in good faith by the Board of Directors), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

          3.6 Voluntary Termination of Employment. If the Optionee ceases his or her relationship with the Company because such relationship is voluntarily terminated by the Optionee other than for retirement (and other than to preclude the imminent involuntary termination of the relationship by the Company for cause, as determined in good faith by the Board of Directors, in which case the Optionee shall be deemed to have been terminated for cause), then, except as provided in Section 3.8 below, the right to exercise this option shall terminate three months after such cessation, provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

          3.7 Involuntary Termination of Employment. If the Optionee ceases his or her relationship with the Company because such relationship is terminated by the Company without cause, then, except as provided in Section 3.8 below, the right to exercise this option shall terminate one year after such cessation, provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

          3.8 Termination Resulting from Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while he or she is an Eligible Optionee, this option shall be exercisable, within the period of three years following the date of death or disability of the Optionee, by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. If the Optionee dies or becomes disabled during any post-termination exercise period, as described in Sections 3.5, 3.6 or 3.7 above, this option shall be exercisable, within the period of 60 days following the date of death or disability of the Optionee or (if longer) for the remainder of such post-termination exercise period, by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable by the Optionee on the date of his or her death or was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

     4.  Payment of Purchase Price.

          4.1 Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by (i) delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a Fair Value (as defined in Section 6.5(a) below) equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and applicable laws and regulations (including, without limitation, Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

          4.2 Delivery of Shares Tendered in Payment of Purchase Price. If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

          4.3 Restrictions Upon Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

     5.  Delivery of Shares: Compliance With Securities law, Etc.

          5.1 General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          5.2 Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure, or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure or satisfy such other condition.

     6.  Transfer of Shares.

          6.1  Restrictions on Transfers; Permitted Transferees.

               (a) The Optionee shall not directly or indirectly, offer, sell, assign, pledge, encumber or otherwise transfer this option or any shares of Common Stock issued upon exercise of this option (this option and such shares of Common Stock are hereinafter referred to collectively as the "Shares") without the prior written consent of the Board of Directors, unless such offer, sale, assignment, pledge or other transfer (i) is pursuant to the effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and has been registered under all applicable state securities or "blue sky" laws or (ii) is pursuant to a transaction complying with Rule 144 promulgated under the Securities Act.

               (b) Except in the case of a sale of Shares pursuant to an effective registration statement under the Securities Act or a sale of Shares pursuant to a transaction complying with Rule 144 promulgated under the Securities Act, no Optionee shall sell, assign, pledge, encumber or otherwise transfer any Shares to any person unless (i) such Shares bear legends as provided in Section 6.4 and (ii) such transferee shall have executed and delivered to the Company, as a condition precedent to any acquisition of Shares, an instrument in form and substance satisfactory to the Company confirming that such transferee takes such Shares subject to the restrictions set forth in this Agreement and agrees to be bound by the terms of this Agreement.

               (c) None of the restrictions contained in this Agreement with respect to transfers of Shares (other than those set forth in Section 6.1(a), 6.1(b) and 6.8) shall apply: (i) to any transfer or assignment for consideration or to any gift by the Optionee to any spouse, child, parent, or grandchild of the Optionee, or by any of such relatives to the Optionee or any such relatives to a trust of which there are no principal beneficiaries other than the Option or one or more of such relatives; (ii) to any gift by the Optionee to a bona fide charity or foundation approved by the Board of Directors (such approval not to be unreasonably withheld); (iii) to any transfer to a legal representative in the event the Optionee becomes mentally incompetent; and (iv) to any transfer by will or the laws of descent; provided that in each of cases (i) through (iv) each transferee, donee or distributee (a "Permitted Transferee") agrees to take subject to and comply with the provisions of this Section 6.1. For purposes hereof, the Permitted Transferees of the Optionee shall include the Permitted Transferees of the Optionee's Permitted Transferees.

          6.2  Right of First Offer.

               (a) Except as provided in Sections 6.1(c), 6.3 and 6.5(b) if the Optionee desires to sell, assign or otherwise transfer any Shares he or she shall first give written notice (a "Seller's Notice") to the Company stating the Optionee's desire to make such transfer, the number of Shares to be transferred (the "Offered Shares") and the cash price which the Optionee proposes to be paid for the Offered Shares (the "First Offer Price").

               (b) Upon receipt of the Seller's Notice (the "First Offer"), the Company shall have the irrevocable and exclusive option to purchase up to all of the Offered Shares at the First Offer Price; provided that the Company shall not have the right to purchase any of the Offered Shares unless either (i) the Company purchases all such Offered Shares; or (ii) the Optionee consents to the purchase of less than all of the Offered Shares. The Company's option under this Section 6.2(b) shall be exercisable by a written notice to the Optionee, given within 15 days from the date of the Seller's Notice.

               (c) If the Seller's Notice shall be duly given, and if the Company shall not exercise its option to purchase the Offered Shares at the First Offer Price or does not purchase all Shares offered by the Optionee, then the Optionee shall be free for a period of 90 days from the 15th day following the date of the Seller's Notice to sell the Offered Shares to any third party transferee at a cash price equal to or greater than the First Offer Price; provided that such sale complies with the provisions of Section 6.1 of this Agreement.

               (d) If the proposed purchase price of a transferee for the Offered Shares is less than the First Offer Price, the Optionee shall not sell or otherwise transfer any of the Offered Shares unless the Optionee shall first reoffer the Offered Shares at such lesser price to the Company by giving written notice (the "Reoffer Notice") thereof, stating the Optionee's intention to make such transfer at such lower price (the "Reoffer Price"). The Company shall then have the irrevocable and exclusive option to purchase all of the Offered Shares at the Reoffer Price, exercisable in the same manner as provided in Section 6.2(b). If the Company does not then purchase all the Offered Shares, such Offered Shares may be sold by the Optionee within 60 days following the 15th day from the date of the Reoffer Notice, at a cash price equal to or greater than the Reoffer Price; provided that such sale complies with the provisions of Section 6.1 of this Agreement.

               (e) If the Company does not exercise its option to purchase the Offered Shares at a First Offer Price or at the Reoffer Price, and the Optionee shall not have sold the Offered Shares to any transferee for any reason before the expiration of the 60-day period described in Section 6.2(d) in the event of a Reoffer or, if no Reoffer Notice is given, the 90-day period described in
Section 6.2(c), then the Optionee shall not give a Seller's Notice with respect to a transaction which would require compliance with this Section 6.2 for a period of 90 days from the last day of such 60- or 90-day period, as the case may be.

               (f) The closing of all purchases pursuant to the first offer rights granted under this Section 6.2 shall take place at the principal offices of the Company at 10 a.m. on the tenth Business Day following the delivery to the Optionee of all notices exercising such first offer rights with respect to all of the Offered Shares to be sold by the Optionee unless otherwise mutually agreed. At such closing, (i) the Optionee shall assign and transfer to the Company good and valid title to the Shares being purchased by it, by delivery of the certificates representing the Shares to be sold and transferred, duly endorsed in blank, with the requisite stock transfer tax stamps attached, together with such stock powers, certificate, legal opinions and other instruments of transfer as the Company shall reasonably request; and (ii) the Company shall pay to the Optionee the purchase price for the Shares being purchased by it in cash, by delivery of a certified or bank check or by wire transfer of immediately available funds to such account as the Optionee shall direct.

          6.3 Merger Transactions. Notwithstanding any other provision of this Agreement to the contrary, the Company may enter into an agreement to consolidate with or merge with or into any other corporation if such agreement is duly approved by the Board of Directors and by the requisite vote of the stockholders in accordance with the Articles of Organization of the Company. In such event, Section 6.2 of this Agreement shall not be applicable and all Shares may be transferred pursuant to such merger or consolidation for such consideration in accordance with the terms thereof.

          6.4 Legend on Certificates. Each outstanding certificate representing Shares that are subject to this Agreement shall bear legends substantially in the following form:

          These securities have not been registered under the Securities Act of 1933. They may not be offered or transferred by sale, assignment, pledge or otherwise unless (i) a registration statement for the securities under the Securities Act of 1933 is in effect or (ii) the corporation has received an opinion of counsel, which opinion is satisfactory to the corporation, to the effect that such registration is not required under the Securities Act of 1933.

          The sale, assignment, pledge, encumbrance or other transfer of the securities represented by this certificate is subject to the provisions of an option agreement among the corporation and the holder of such securities, a copy of which is on file at the principal executive office of the corporation.

          6.5  Purchase Option on Shares.

               (a) In the event the Optionee shall cease to be employed by the Company or a subsidiary of the Company for any reason, or no reason, with or without cause, including involuntary termination, death or temporary or permanent disability (a "Termination"), the Optionee and his or her Permitted Transferees shall be required to offer all of the Shares owned by the Optionee and his or her Permitted Transferees to the Company in accordance with the procedures set forth in Section 6.2, provided, however, that the Company's option to purchase such shares shall be exercisable by a written notice to the Seller, given within six (6) months from the date of the Seller's Notice. For purpose of such offer, the First Offer Price for such Shares shall be the Fair Value (as defined below) of such Shares as of the date of the Termination of the Optionee (appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holder of such Shares subsequent to such date); provided, that if the Optionee's employment is terminated by the Company for cause, the First Offer Price for such Shares shall be the lower of the original purchase price paid by the Optionee or his or her Permitted Transferees to the Company for such Shares (appropriately adjusted to reflect the Fair Value of all dividends or distributions received or to be received in respect of such Shares subsequent to the original purchase of such Shares) or the Fair Value of such Shares as of the date of the Termination of the Optionee (appropriately adjusted as provided above). The Board of Directors shall make or obtain a determination of the Fair Value of such Shares no later than thirty
(30) days following the date of the Termination of the Optionee, and the Seller's Notice with respect to such Shares shall be given as promptly as practicable following such determination. For purposes of this Agreement, Fair Value shall have the meaning ascribed to it in the Shareholders' Agreement dated as of December 22, 1992 among the Company and the shareholders and other individuals named on the signature pages thereto (the "Shareholders Agreement").

               (b) In the event of the death of the Optionee, the Optionee's estate (the "Estate") shall have the right, at its option, for a period of six
(6) months from the date of the Optionee's death, to sell to the Company, and the Company shall be required to purchase, all of the Shares held by the Estate. If it desires to sell such Shares to the Company, the Estate shall, within the six (6) month period, send written notice thereof to the Company pursuant to this Section 6.5(b) (the "Put Notice"). The purchase price for such Shares shall be the Fair Value of such Shares as of the date of the Put Notice (appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holder of such Shares subsequent to such date). The Board of Directors shall make or obtain a determination of the Fair Value of such Shares no later than ninety (90) days following its receipt of a Put Notice. The closing of such purchase shall take place at the principal office of the Company no later than the tenth Business Day following the making of such determination of Fair Value.

          6.6 Involuntary Transfers. If the Optionee involuntarily transfers directly or indirectly any or all of his or her Shares for any reason and such transfer is not to a Permitted Transferee, the transferee of such Shares and its Permitted Transferees shall be required to offer all of the Shares held by such Transferee and its Permitted Transferees to the Company in accordance with the procedures set forth in Section 6.2, provided, however, that the Company's option to purchase such shares shall be exercisable by a written notice to the Seller, given within six (6) months from the date of the Seller's Notice. For purposes of such offer, the First Offer Price for such Shares shall be the Fair Value of such Shares as of the date of the involuntary transfer of such Shares to such transferee (appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holder of such Shares subsequent to the date of such involuntary transfer). The Board of Directors shall make or obtain a determination of the Fair Value of such Shares no later than thirty (30) days following the date of any such involuntary transfer, and the Seller's Notice with respect to such Shares shall be given by such transferee or by the Company on behalf of such transferee as promptly as practicable following such determination.

          6.7 Consideration for Certain Purchases of Shares by the Company. Notwithstanding any provision hereof to the contrary, in the event that the Company exercises its option to purchase Shares offered to the Company as required by the provisions of Section 6.5 or 6.6, and at such time the Company is prohibited by the terms of then outstanding indebtedness of the Company from purchasing such Shares for cash, the Company may, in lieu of paying cash for such Shares, instead pay for such Shares by delivering a promissory note of the Company, substantially in the form attached hereto as Exhibit A, having a principal amount equal to the cash purchase price for such Shares.

          6.8 Drag-Along Right. If, after compliance with the appropriate provisions of the Shareholders Agreement and provided that Section 4.6 of the Shareholders Agreement remains in effect, any shareholder or group of shareholders of the Company acting together or pursuant to a common plan or arrangement propose to make a bona fide sale of shares of capital stock (other than pursuant to a registered public offering) representing 70% or more of the issued and outstanding shares of capital stock of the Company to a third party which is not, and following such sale will not be, affiliated with any of such shareholders, such shareholders shall have the right (a "Drag-Along Right"), exercisable upon fifteen (15) days' prior written notice to the Optionee and his or her Permitted Transferees, to require the Optionee and his or her Permitted Transferees to sell the same proportion of their Share as such proposing shareholders propose to sell to such third party on the same terms as such proposing shareholders, provided that the exercise of such Drag-Along Right is required by the third party. Section 6.2 shall not apply to sales of shares by the Optionee resulting from the exercise of a Drag-Along Right in accordance with this Section 6.8.

     7. No Special Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

     8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     9.   Adjustment Provisions.

          9.1 General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, conversion or other similar transaction, other than those described in Section 10 below (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

          9.2  Board Authority to Make Adjustments.  Any adjustments under this
Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.

     10. Mergers, Consolidation, Distributions, Liquidations, Etc. In the event of a merger or consolidation (other than for the purpose of change of state of incorporation) or sale of all or substantially all of the assets of the Company, in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, prior to the termination of this option, this option shall become exercisable in full immediately prior to such event.

     11. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     12.  Miscellaneous.

          12.1 Except as provided in herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

          12.2 All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designed in writing by either of the parties to one another.

          12.3 This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Date of Grant:                      GLOBE MANUFACTURING CO.

_________________, 1993             By:________________________________

                                    Title:_____________________________

                                    Address:  156 Bedford Street
                                              Fall River, MA 02720

                                                                       Exhibit B


                            GLOBE MANUFACTURING CO.

                          Performance Option Agreement
                                   under the
                           Management Incentive Plan

     1. Grant of Option. Globe Manufacturing Co., a Massachusetts corporation (the "Company"), hereby grants to ________________________ (the "Optionee") an option, pursuant to the Company's Management Incentive Plan (the "Plan"), to purchase an aggregate of ________ shares of Class B Common Stock, par value $.01 per share ("Common Stock"), of the Company at a purchase price of $30.00 per share, purchasable as set forth in, and subject to the terms and conditions of, this option (including Exhibit A hereto) and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 986, as amended or replaced from time to time (the "Code").

     2. Non-Qualified Stock Option. This option is not intended to qualify as an incentive stock option under Section 422 of the Code.

     3.  Exercise of Option and Provisions for Termination.

          3.1  Vesting Schedule.  Subject to the last sentence of this Section
3.1 and except as otherwise provided in this Agreement, this option may be exercised in installments as to not more than the number of shares and during the respective installment periods set forth in Exhibit A, attached hereto. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the termination of this option. Notwithstanding any provision to the contrary herein, this option may be exercised only if, on the date of exercise of this option, the Fair Value (as defined in Section 6.5(a) below) per share of Common Stock is equal to or greater than $60.00 (as appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holders of Common Stock).

          3.2 Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than one hundred whole shares.

          3.3 Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee or officer of the Company (an "Eligible Optionee").

          3.4 Discharge for Cause. If the Optionee ceases his or her relationship with the Company because such relationship is terminated by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation. "Cause" may exist upon the Optionee's (i) continued willful failure to perform the duties of his or her employment in any material respect, (ii) malfeasance or gross negligence in the performance of his or her duties with respect to the Company, (iii) conviction for a felony under the laws of the United States or any state thereof or (iv) intentional disclosure of confidential information concerning the Company's business to any individual or entity not entitled to such information, as determined by the Company, which determination shall be conclusive.

          3.5 Retirement from the Company. If the Optionee ceases his or her relationship with the Company as a result of his or her retirement (as determined in good faith by the Board of Directors), then, except as provided in
Section 3.8 below, the right to exercise this option shall terminate upon the earlier of (i) three years after such cessation and (ii) the day the Optionee ends his or her retirement (as determined in good faith by the Board of Directors), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

          3.6 Voluntary Termination of Employment. If the Optionee ceases his or her relationship with the Company because such relationship is voluntarily terminated by the Optionee other than for retirement (and other than to preclude the imminent involuntary termination of the relationship by the Company for cause, as determined in good faith by the Board of Directors, in which case the Optionee shall be deemed to have been terminated for cause), then, except as provided in Section 3.8 below, the right to exercise this option shall terminate three months after such cessation, provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

          3.7 Involuntary Termination of Employment. If the Optionee ceases his or her relationship with the Company because such relationship is terminated by the Company without cause, then, except as provided in Section 3.8 below, the right to exercise this option shall terminate one year after such cessation, provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

          3.8 Termination Resulting from Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while he or she is an Eligible Optionee, this option shall be exercisable, within the period of three years following the date of death or disability of the Optionee, by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. If the Optionee dies or becomes disabled during any post-termination exercise period as described in Sections 3.5, 3.6 or 3.7 above, this option shall be exercisable, within the period of 60 days following the date of death or disability of the Optionee or (if longer) for the remainder of such post-termination exercise period, by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

     4.  Payment of Purchase Price.

          4.1 Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by (i) delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a Fair Value (as defined in Section 6.5(a) below) equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and applicable laws and regulations (including, without limitation, Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

          4.2 Delivery of Shares Tendered in Payment of Purchase Price. If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

          4.3 Restrictions Upon Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

     5.  Delivery of Shares: Compliance With Securities Law, Etc.

          5.1 General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          5.2 Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure, or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure or satisfy such other condition.

     6.  Transfer of Shares.

          6.1  Restrictions on Transfers; Permitted Transferees.

               (a) The Optionee shall not directly or indirectly, offer, sell, assign, pledge, encumber or otherwise transfer this option or any shares of Common Stock issued upon exercise of this option (this option and such shares of Common Stock are hereinafter referred to collectively as the "Shares") without the prior written consent of the Board of Directors, unless such offer, sale, assignment, pledge or other transfer (i) is pursuant to the effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and has been registered under all applicable state securities or "blue sky" laws or (ii) is pursuant to a transaction complying with Rule 144 promulgated under the Securities Act.

               (b) Except in the case of a sale of Shares pursuant to an effective registration statement under the Securities Act or a sale of Shares pursuant to a transaction complying with Rule 144 promulgated under the Securities Act, no Optionee shall sell, assign, pledge, encumber or otherwise transfer any Shares to any person unless (i) such Shares bear legends as provided in Section 6.4 and (ii) such transferee shall have executed and delivered to the Company, as a condition precedent to any acquisition of Shares, an instrument in form and substance satisfactory to the Company confirming that such transferee takes such Shares subject to the restrictions set forth in this Agreement and agrees to be bound by the terms of this Agreement.

               (c) None of the restrictions contained in this Agreement with respect to transfers of Shares (other than those set forth in Section 6.1(a), 6.1(b) and 6.8) shall apply: (i) to any transfer or assignment for consideration or to any gift by the Optionee to any spouse, child, parent, or grandchild of the Optionee, or by any of such relatives to the Optionee or any such relatives to a trust of which there are no principal beneficiaries other than the Option or one or more of such relatives; (ii) to any gift by the Optionee to a bona fide charity or foundation approved by the Board of Directors (such approval not to be unreasonably withheld); (iii) to any transfer to a legal representative in the event the Optionee becomes mentally incompetent; and (iv) to any transfer by will or the laws of descent; provided that in each of cases (i) through (iv) each transferee, donee or distributee (a "Permitted Transferee") agrees to take subject to and comply with the provisions of this Section 6.1. For purposes hereof, the Permitted Transferees of the Optionee shall include the Permitted Transferees of the Optionee's Permitted Transferees.

          6.2  Right of First Offer.

               (a) Except as provided in Sections 6.1(c), 6.3 and 6.5(b) if the Optionee desires to sell, assign or otherwise transfer any Shares he or she shall first give written notice (a "Seller's Notice") to the Company stating the Optionee's desire to make such transfer, the number of Shares to be transferred (the "Offered Shares") and the cash price which the Optionee proposes to be paid for the Offered Shares (the "First Offer Price").

               (b) Upon receipt of the Seller's Notice (the"First Offer"), the Company shall have the irrevocable and exclusive option to purchase up to all of the Offered Shares at the First Offer Price; provided that the Company shall not have the right to purchase any of the Offered Shares unless either (i) the Company purchases all such Offered Shares; or (ii) the Optionee consents to the purchase of less than all of the Offered Shares. The Company's option under this Section 6.2(b) shall be exercisable by a written notice to the Optionee, given within 15 days from the date of the Seller's Notice.

               (c) If the Seller's Notice shall be duly given, and if the Company shall not exercise its option to purchase the Offered Shares at the First Offer Price or does not purchase all Shares offered by the Optionee, then the Optionee shall be free for a period of 90 days from the 15th day following the date of the Seller's Notice to sell the Offered Shares to any third party transferee at a cash price equal to or greater than the First Offer Price; provided that such sale complies with the provisions of Section 6.1 of this Agreement.

               (d) If the proposed purchase price of a transferee for the Offered Shares is less than the First Offer Price, the Optionee shall not sell or otherwise transfer any of the Offered Shares unless the Optionee shall first reoffer the Offered Shares at such lesser price to the Company by giving written notice (the "Reoffer Notice") thereof, stating the Optionee's intention to make such transfer at such lower price (the "Reoffer Price"). The Company shall then have the irrevocable and exclusive option to purchase all of the Offered Shares at the Reoffer Price, exercisable in the same manner as provided in Section 6.2(b). If the Company does not then purchase all the Offered Shares, such Offered Shares may be sold by the Optionee within 60 days following the 15th day from the date of the Reoffer Notice, at a cash price equal to or greater than the Reoffer Price; provided that such sale complies with the provisions of
Section 6.1 of this Agreement.

               (e) If the Company does not exercise its option to purchase the Offered Shares at a First Offer Price or at the Reoffer Price, and the Optionee shall not have sold the Offered Shares to any transferee for any reason before the expiration of the 60-day period described in Section 6.2(d) in the event of a Reoffer or, if no Reoffer Notice is given, the 90-day period described in
Section 6.2(c), then the Optionee shall not give a Seller's Notice with respect to a transaction which would require compliance with this Section 6.2 for a period of 90 days from the last day of such 60- or 90-day period, as the case may be.

               (f) The closing of all purchases pursuant to the first offer rights granted under this Section 6.2 shall take place at the principal offices of the Company at 10 a.m. on the tenth

Business Day following the delivery to the Optionee of all notices exercising such first offer rights with respect to all of the Offered Shares to be sold by the Optionee unless otherwise mutually agreed. At such closing, (i) the Optionee shall assign and transfer to the Company good and valid title to the Shares being purchased by it, by delivery of the certificates representing the Shares to be sold and transferred, duly endorsed in blank, with the requisite stock transfer tax stamps attached, together with such stock powers, certificate, legal opinions and other instruments of transfer as the Company shall reasonably request; and (ii) the Company shall pay to the Optionee the purchase price for the Shares being purchased by it in cash, by delivery of a certified or bank check or by wire transfer of immediately available funds to such account as the Optionee shall direct.

          6.3 Merger Transactions. Notwithstanding any other provision of this Agreement to the contrary, the Company may enter into an agreement to consolidate with or merge with or into any other corporation if such agreement is duly approved by the Board of Directors and by the requisite vote of the stockholders in accordance with the Articles of Organization of the Company. In such event, Section 6.2 of this Agreement shall not be applicable and all Shares may be transferred pursuant to such merger or consolidation for such consideration in accordance with the terms thereof.

          6.4 Legend on Certificates. Each outstanding certificate representing Shares that are subject to this Agreement shall bear legends substantially in the following form:

          These securities have not been registered under the Securities Act of 1933. They may not be offered or transferred by sale, assignment, pledge or otherwise unless (i) a registration statement for the securities under the Securities Act of 1933 is in effect or (ii) the corporation has received an opinion of counsel, which opinion is satisfactory to the corporation, to the effect that such registration is not required under the Securities Act of 1933.

          The sale, assignment, pledge, encumbrance or other transfer of the securities represented by this certificate is subject to the provisions of an option agreement among the corporation and the holder of such securities, a copy of which is on file at the principal executive office of the corporation.

          6.5  Purchase Option on Shares.

               (a) In the event the Optionee shall cease to be employed by the Company or a subsidiary of the Company for any reason, or no reason, with or without cause, including involuntary termination, death or temporary or permanent disability (a "Termination"), the Optionee and his or her Permitted Transferees shall be required to offer all of the Shares owned by the Optionee and his or her Permitted Transferees to the Company in accordance with the procedures set forth in Section 6.2, provided, however, that the Company's option to purchase such shares shall be exercisable by a written notice to the Seller, given within six (6) months from the date of the Seller's Notice. For purpose of such offer, the First Offer Price for such Shares shall be the Fair

Value (as defined below) of such Shares as of the date of the Termination of the Optionee (appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holder of such Shares subsequent to such date); provided, that if the Optionee's employment is terminated by the Company for cause, the First Offer Price for such Shares shall be the lower of the original purchase price paid by the Optionee or his or her Permitted Transferees to the Company for such Shares (appropriately adjusted to reflect the Fair Value of all dividends or distributions received or to be received in respect of such Shares subsequent to the original purchase of such Shares) or the Fair Value of such Shares as of the date of the Termination of the Optionee (appropriately adjusted as provided above). The Board of Directors shall make or obtain a determination of the Fair Value of such Shares no later than thirty
(30) days following the date of the Termination of the Optionee, and the Seller's Notice with respect to such Shares shall be given as promptly as practicable following such determination. For purposes of this Agreement, Fair Value shall have the meaning ascribed to it in the Shareholders' Agreement dated as of December 22, 1992 among the Company and the shareholders and other individuals named on the signature pages thereto (the "Shareholders Agreement").

               (b) In the event of the death of the Optionee, the Optionee's estate (the "Estate") shall have the right, at its option, for a period of six
(6) months from the date of the Optionee's death, to sell to the Company, and the Company shall be required to purchase, all of the Shares held by the Estate. If it desires to sell such Shares to the Company, the Estate shall, within the six (6) month period, send written notice thereof to the Company pursuant to this Section 6.5(b) (the "Put Notice"). The purchase price for such Shares shall be the Fair Value of such Shares as of the date of the Put Notice (appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holder of such Shares subsequent to such date). The Board of Directors shall make or obtain a determination of the Fair Value of such Shares no later than ninety (90) days following its receipt of a Put Notice. The closing of such purchase shall take place at the principal office of the Company no later than the tenth Business Day following the making of such determination of Fair Value.

          6.6 Involuntary Transfers. If the Optionee involuntarily transfers directly or indirectly any or all of his or her Shares for any reason and such transfer is not to a Permitted Transferee, the transferee of such Shares and its Permitted Transferees shall be required to offer all of the Shares held by such Transferee and its Permitted Transferees to the Company in accordance with the procedures set forth in Section 6.2, provided, however, that the Company's option to purchase such shares shall be exercisable by a written notice to the Seller, given within six (6) months from the date of the Seller's Notice. For purposes of such offer, the First Offer Price for such Shares shall be the Fair Value of such Shares as of the date of the involuntary transfer of such Shares to such transferee (appropriately adjusted to reflect the Fair Value of any dividends or distributions received or to be received by the holder of such Shares subsequent to the date of such involuntary transfer). The Board of Directors shall make or obtain a determination of the Fair Value of such Shares no later than thirty (30) days following the date of any such involuntary transfer, and the Seller's Notice with respect to such Shares shall be given by such transferee or by the Company on behalf of such transferee as promptly as practicable following such determination.

          6.7 Consideration for Certain Purchases of Shares by the Company. Notwithstanding any provision hereof to the contrary, in the event that the Company exercises its option to purchase Shares offered to the Company as required by the provisions of Section 6.5 or 6.6, and at such time the Company is prohibited by the terms of then outstanding indebtedness of the Company from purchasing such Shares for cash, the Company may, in lieu of paying cash for such Shares, instead pay for such Shares by delivering a promissory note of the Company, substantially in the form attached hereto as Exhibit B, having a principal amount equal to the cash purchase price for such Shares.

          6.8 Drag-Along Right. If, after compliance with the appropriate provisions of the Shareholders Agreement and provided that Section 4.6 of the Shareholders Agreement remains in effect, any shareholder or group of shareholders of the Company acting together or pursuant to a common plan or arrangement propose to make a bona fide sale of shares of capital stock (other than pursuant to a registered public offering) representing 70% or more of the issued and outstanding shares of capital stock of the Company to a third party which is not, and following such sale will not be, affiliated with any of such shareholders, such shareholders shall have the right (a "Drag-Along Right"), exercisable upon fifteen (15) days' prior written notice to the Optionee and his or her Permitted Transferees, to require the Optionee and his or her Permitted Transferees to sell the same proportion of their Share as such proposing shareholders propose to sell to such third party on the same terms as such proposing shareholders, provided that the exercise of such Drag-Along Right is required by the third party. Section 6.2 shall not apply to sales of shares by the Optionee resulting from the exercise of a Drag-Along Right in accordance with this Section 6.8.

     7. No Special Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

     8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     9.   Adjustment Provisions.

          9.1 General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, conversion or other similar transaction, other than those described in Section 10 below (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

          9.2  Board Authority to Make Adjustments.  Any adjustments under this
Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.

     10. Mergers, Consolidation, Distributions, Liquidations, Etc. In the event of a merger or consolidation (other than for the purpose of change of state of incorporation) or sale of all or substantially all of the assets of the Company, in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, prior to the termination of this option, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16(a) of the Plan, provided, however, that if at the time of such merger, consolidation, sale or liquidation, the applicable cumulative target EBITDA set forth on Exhibit A has been achieved, this option shall become exercisable in full immediately prior to such event.

     11. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     12.  Miscellaneous.

          12.1 Except as provided in herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

          12.2 All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designed in writing by either of the parties to one another.

          12.3 This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Date of Grant:                          GLOBE MANUFACTURING CO.

___________________, 1993               By:______________________________

                                        Title:___________________________

                                        Address:  156 Bedford Street
                                                  Fall River, MA 02720

                             OPTIONEE'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Management Incentive Plan.

                                        OPTIONEE



                                        ______________________________________

                                        ADDRESS: _____________________________


                                        ______________________________________

                                                                       Exhibit A

                                Vesting Schedule


     "EBITDA" shall mean the Company's earnings before interest, taxes, depreciation and amortization.

     A percentage (the "Annual Percentage") of the total number of shares of Common Stock subject to this option shall become exercisable with respect to each fiscal year listed below on April 1 following the end of each such year based on a comparison of the Company's actual EBITDA and Cumulative EBITDA with the Target EBITDA and Target Cumulative EBITDA as follows:

                                                      Fiscal Years
                                -------------------------------------------------------
                                    1993       1994        1995        1996        1997
                                -----------    ----        ----        ----        ----
Annual Percentage                   20%         20%         20%         20%         20%

Cumulative Percentage               20%         40%         60%         80%        100%

Target EBITDA                   $24 million      *           *           *           *

Target Cumulative EBITDA        $24 million      **          **          **          **

_______________
* To be determined by the Board of Directors after approval of each fiscal year's budget.
** The Target Cumulative EBITDA shall equal the sum of the Target EBITDA for all prior fiscal years covered by the vesting schedule.

     If the Target EBITDA is achieved, the full Annual Percentage of shares of Common Stock subject to this option will become exercisable.

     If the Actual EBITDA divided by the Target EBITDA is less than 100%, the percentage of the Annual Percentage of shares of Common Stock subject to this option which shall become exercisable shall be as follows:

               If Actual EBITDA divided
               by Target EBITDA equals:        Percentage
               ------------------------        ----------
                    95% up to 100%                 80%
                    90% up to 95%                  60%
                    85% up to 90%                  35%
                    80% up to 85%                  10%
                    Less than 80%                   0%

     If the Actual EBITDA divided by the Target EBITDA is greater than 100%, and the actual Cumulative EBITDA divided by the Target Cumulative EBITDA is also greater than 100%, then any shares subject to this option which previously did not become exercisable because of an EBITDA shortfall shall then become exercisable.

     Promptly after April 1 following the end of each fiscal year listed above, the Company will notify the Optionee as to the portion of this option which has become exercisable. Any portion of this option not vested on December 31, 2003 shall terminate effective as of such date.

                                     -12-